Exhibit 10.2
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                           CONVERTIBLE PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT AS CONTEMPLATED HEREIN.

$460,000.00                                                       April 3, 2002


         FOR VALUE RECEIVED, the undersigned, DIAL COMMUNICATIONS GLOBAL MEDIA, INC., a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of DIAL COMMUNICATIONS GROUP, LLC, a New York limited liability company (the "Holder"), at the Holder's office located at 19 West 44th Street, Suite 1416, New York, New York 10036, or at such other place as the holder of this Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the aggregate principal sum of FOUR HUNDRED SIXTY THOUSAND DOLLARS AND NO CENTS ($460,000.00), with interest thereon as provided herein. Each capitalized term used herein and not otherwise defined shall have the meaning given such term in the Asset Purchase Agreement (the "Purchase Agreement"), dated as of April 1, 2002, among Excelsior Radio Networks, Inc., a Delaware corporation, Franklin Capital Corporation, a Delaware corporation, Dial Communications Group, Inc., a New York corporation, and the Holder.

         Maturity Date. The principal amount hereof shall be due and payable on April 3, 2005 (the "Maturity Date").

         Interest. Interest on the outstanding unpaid principal amount hereof shall accrue at a rate per annum (the "Interest Rate") equal to 4.50%. All accrued and unpaid interest shall be due and payable on (i) the last day of each calendar year, commencing on December 31, 2002, (ii) the date of any principal prepayment of this Note but only with respect to the amount of principal prepaid, and (iii) the date of payment of this Note in full. Interest shall accrue on the principal amount, as the principal amount may be adjusted from time to time as contemplated herein, from and including the date hereof to, but not including, the earlier of (i) the date upon which this Note is converted in its entirety into shares of Common Stock, or (ii) the date of payment of this
Note in full. Interest shall be computed on the daily principal balance on the basis of a 365-day year for the actual number of days elapsed in the period during which it accrues. If any amounts under this Note become due and payable on a day that banks in the State of New York are not open for business, such amounts shall be paid on the next succeeding day that such banks shall be open for business. Upon an Event of Default (as defined below), the outstanding unpaid principal amount hereof shall accrue from and after the Event of Default and until such Event of Default is cured at an Interest Rate equal to 6.50%.


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         Limitation on Interest. In no event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Holder has received interest hereunder in excess of the highest rate applicable hereto, such excess interest shall, at Company's option and to the extent permitted by law, (a) be applied as a credit against the outstanding principal balance hereof or accrued and unpaid interest hereon,
(b) refunded to the Company or (c) any combination of the foregoing.

         Optional Prepayment. This Note is prepayable at the option of the Company, in whole or in part, at any time upon five business days' written notice delivered to the Holder (the "Prepayment Notice"). The prepayment price for this Note will be the aggregate principal amount of this Note, or such lesser principal amount in the case of partial prepayment, plus accrued and unpaid interest through the date of prepayment as specified in the Prepayment Notice. The aggregate principal amount of this Note, or such lesser principal amount in the case of partial prepayment, will become due and payable on the date fixed for prepayment as specified in the Prepayment Notice, and the amount then payable to the Holder will be paid on the surrender to the Company of this Note. In connection with any partial prepayment, upon the surrender to the Company of this Note the Company shall issue to the Holder a new Note with a principal amount adjusted to reflect such partial prepayment.

         Conversion. The Holder has the option to convert at any time and from time to time the principal amount of this Note, in whole or in increments of $50,000, into shares of Common Stock at any time prior to the date of payment of this Note in full, in accordance with the following terms and conditions:

         (a) The principal amount of this Note, at the option of the Holder, shall be converted, in whole or in part, into such number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of this Note or portion hereof to be converted by an amount equal to 115% of the average per share closing price of the Common Stock (after giving effect to adjustments to such share price resulting from dividends paid in stock, stock splits or reverse stock splits) over a 60-day period commencing 30 days prior to the closing of the transactions contemplated by the Purchase Agreement (such amount of shares, the "Conversion Rate").

         (b) If the Company delivers a Prepayment Notice to the Holder, the Holder shall have the right to convert the Note, in whole or in part, prior to such prepayment upon the receipt by the Company of written notice of Holder's intention to convert the Note, in whole or in part, into shares of Common Stock prior to the fifth business day following delivery of the Prepayment Notice to the Holder.

         (c) In connection with the conversion of this Note, in whole or in part, or a partial prepayment, the Holder shall surrender to the Company this Note for cancellation and upon the surrender to the Company of this Note the Company shall issue to the Holder a new Note with a principal amount adjusted to reflect such conversion or partial prepayment. Upon delivery to the Company of such Note for cancellation in connection with the conversion of this Note, the Holder shall be


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

         deemed to be the holder of the respective number of shares of Common Stock issuable upon such conversion of this Note.

         Representations and Warranties. The Company makes the following representations and warranties (each of which shall survive the execution and delivery of this Note until the satisfaction in full of all amounts payable hereunder) as of the date hereof:

         (a) The execution, delivery and performance by the Company of this Note
         (i) are within the Company's corporate powers, and (ii) have been duly authorized by all necessary corporate action.

         (b) This Note constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance by the Company of this Note do not contravene the terms of its certificate of incorporation or bylaws and do not violate, conflict with or result in any breach or contravention of, or create any lien under, any law, statute or regulation applicable to the Company.

         Affirmative Covenants. The Company covenants to the Holder that from the date hereof until all amounts owing hereunder have been paid in full, the Company shall:

                           (i) punctually pay the interest and principal on this
                           Note in the manner specified in this Note, and any other liabilities due under this Note;

                           (ii) promptly, upon the Company's acquiring knowledge thereof, give written notice to the Holder of any Event of Default (as defined below); and

                           (iii) execute and deliver, or cause to be executed and delivered, upon the Holder's request and at the Holder's expense, such additional documents, instruments and agreements as the Holder may reasonably determine to be necessary to carry out the provisions of this Note and the transactions and actions contemplated hereunder.

         Negative Covenants. The Company covenants to the Holder that from the date hereof until the earlier to occur of (i) all amounts owing hereunder having been paid in full or (ii) the Holder having converted more than 50% of the principal amount of this Note into Common Stock, the Company shall not, without the approval of the Holder, take any of the following actions:

                           (i) liquidate, dissolve or reorganize the Company;



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                           (ii) merge or consolidate into any other Person where
the Company is not the surviving Person;

                           (iii) acquire another Person or assets (including
shares in a company) outside the ordinary course of the Company's business if such acquisition would materially change the character of the Company's business as determined immediately prior to such event;

                           (iv) sell all or substantially all of the Company's
assets to any Person, other than in the ordinary course of the Company's business;

                           (v) materially change the character of the Company's
business as determined immediately prior to such event;

                           (vi) incur any indebtedness of the Company for
borrowed money (which shall not include providing a surety, guaranty or similar agreement) other than (a) the promissory notes referred to in Sections 3.1.2,
3.2.1 and 3.2.2 of the Purchase Agreement or (b) to refinance such indebtedness or subsequently issued to refinance such indebtedness, provided that the amount of the Company's indebtedness is not thereby increased; or

                           (vii) cause the Company to become a surety or
guarantor with respect to any indebtedness for borrowed money incurred by any Person other than such indebtedness outstanding from time to time with an aggregate principal amount of $7,500,000 or less.

         Event of Default. Each of the following events shall constitute an Event of Default hereunder:

         (a) if the Company fails to pay any principal of or interest on this Note on or prior to the 3rd day after the same shall become due and payable;

         (b) if the Company shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors;

         (c) if any proceeding is instituted by or against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or for any substantial part of its property (and, in the case of any such proceeding instituted against the Company, should the same remain undismissed, unstayed or unbonded for a period of 120 days), or should the Company take corporate action to authorize any of the actions set forth in this clause (c);

         (d) if the Company is liquidated or dissolved;

         (e) if default by the Company shall be made in the due observance or performance of any other covenant or agreement on the part of the


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         Company to be observed or performed pursuant to the terms hereof, unless the same is cured or corrected within 30 days after the Company has received notification in writing by the Holder requesting the Company to comply with such covenant or agreement;

         (f) if any representation or warranty made by the Company in this Note shall have been incorrect in any material respect when made, unless the same is cured or corrected within 30 days after the Company has received notification in writing by the Holder requesting the Company to comply with such representation or warranty;

         (g) a Change in Control; or

         (h) if the employment of any of the Principals terminates without Cause or for Good Reason (as such terms are defined in each of the Principals' respective employment agreement with the Company entered into on the date hereof).

         Rights Upon Occurrence of an Event of Default. Upon the occurrence of any Event of Default under clauses (b), (c) or (d) of the preceding paragraph, then all outstanding principal hereof and interest hereon shall, without notice, demand or any other action on the part of the Holder, become immediately due and payable. Upon the occurrence of any other Event of Default, then at the Holder's option, by written notice to the Company specifying in reasonable detail the Event of Default, all outstanding principal hereof and interest hereon shall become immediately due and payable. If the Company does not promptly pay such amounts, the Holder shall, in addition to any other rights and remedies available to it, be entitled to all of its reasonable and documented costs and expenses, including reasonable attorney's fees, incurred to collect amounts due under this Note.

         Voting Agreement. This Note and the shares of Common Stock issuable hereunder shall be subject to the Voting Agreement, dated as of the date hereof, between Franklin and the Holder.

         Transfer of Stock of Holder. From the date hereof until all amounts owing hereunder have been paid in full or converted into Common Stock, as the case may be, the Holder shall not, and shall not permit any Principal to, without the prior written approval of the Company, sell, contribute or otherwise transfer any membership interest in the Holder to any Person other than the Principals or their family members for estate planning purposes.

         Waiver. The Company hereby waives demand, presentment, protest, notice of demand, dishonor, presentment, protest and nonpayment in connection with this Note. The Company agrees that no omission or delay by the Holder in exercising any rights under this Note shall operate as a waiver, and the single or partial exercise of any such right or rights shall not preclude any other further exercise of such right or rights.

         Registration of Note. The Company shall keep at its principal office a register in which the Company shall provide for the registration and transfer of this Note, in which the Company shall record the name and address of the Holder and the name and address of each permitted transferee and prior owner of the


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Note. The Holder shall notify the Company of any change of name or address; and
promptly after receiving such notification the Company shall record such information in such register.

         Transfer of Note.

         (a) This Note and all rights and obligations hereunder may not be transferred, at any time in whole, or from time to time in part, by the Holder, without the prior written consent of the Company. If the Company consents to such transfer, a transfer of this Note may be effected only by a surrender hereof to the Company, the delivery to the Company by the Holder of an opinion of counsel reasonably satisfactory to the Company that such transfer complies with all applicable securities laws, and the issuance by the Company of a new Note or Notes in replacement thereof, which shall be registered by the Company in accordance with the terms of this Note. The Holder shall be responsible for payment of any transfer taxes in connection with the transfer of this Note.

         (b) This Note and all rights and obligations of the Company hereunder may not be transferred without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

         Amendment. This Note may not be amended or modified except in a writing signed by the Company and the Holder.

         Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

         Notices. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Company or the Holder at their respective addresses or telecopy numbers specified in Exhibit A hereto, or in the register maintained by the Company in accordance with the terms of this Note or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other parties hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and one (1) business day after receipt is mechanically acknowledged, if telecopied.

         THIS NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without


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invalidating the remainder of such provision or the remaining provisions of this
Note. Subject to the limitation on transfer described above, whenever in this Note reference is made to the Holder or the Company, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of such successors and assigns. The Company's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Company.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed in its name and on its behalf by the appropriate officer, hereunder duly authorized on the day and year first written above:

                               DIAL COMMUNICATIONS GLOBAL
                               MEDIA, INC.


                               By: /s/ Hiram M. Lazar
                                   ----------------------------------
                                   Name:  Hiram M. Lazar
                                   Title  CFO












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                                    Exhibit A

                           If to the Company:

                                    Dial Communications Global Media, Inc.
                                    450 Park Avenue, Suite 1000
                                    New York, NY 10022
                                    Attention:  President
                                    Telecopy No.:  (212) 755-5451

                           with a copy to:

                                    Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, New York 10153
                                    Attention:  Michael E. Lubowitz, Esq.
                                    Telecopy No.: (212) 310-8007

                           If to the Holder:

                                    Dial Communications Group, LLC
                                    19 West 44th Street, Suite 1416
                                    New York, New York  10036
                                    Attention:  Jeffrey Gasman
                                    Telecopy No:  (212) 768-9789

                           with a copy to:

                                    Nixon Peabody LLP
                                    990 Stewart Avenue
                                    Garden City, New York  11530
                                    Attention:  Allan H. Cohen, Esq.
                                    Telecopy No:  (516) 832-7555





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